UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 September 26, 2008

MENTOR CORPORATION
Exact name of registrant as specified in its charter)

Minnesota	001-31744	41-0950791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mentor Drive
Santa Barbara, California  93111
(Address of principal executive offices, including zip code)

(805) 879-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

Credit Facility

On September 26, 2008, Mentor Corporation (the "Company") entered into a Third Amendment to Credit Agreement (the "Third Amendment"), which amends the Credit Agreement (the "Credit Agreement"), dated as of May 25, 2005, as amended, supplemented or otherwise modified, among the Company, Bank of the West as Administrative Agent, Union Bank of California, N. A. as Syndication Agent, Wells Fargo Bank, National Association as Documentation Agent, and the Lenders from time to time party thereto.

Among other things, the Third Amendment (i) extends the maturity date of the Credit Agreement by up to thirteen (13) months (up to October 31, 2009), (ii) provides for continuation of the Credit Agreement upon consummation of the Company's proposed reorganization into a holding company structure, (iii) requires Mentor International Holdings, Inc. to execute and deliver a Guaranty of the Secured Obligations upon consummation of such proposed reorganization, (iv) amends an Adjusted Consolidated EBITDA covenant and adds a liquidity covenant, (v) permits use of proceeds from the Loans and Letters of Agreement to prepay or repay Subordinated Indebtedness under the Subordinated Notes, and (vi) revises the Applicable Rate and the Commitment Fee for each of four Pricing Levels.

Any defined term used herein and not otherwise defined herein shall have the same meaning as set forth in the Third Amendment and Credit Agreement.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Third Amendment, attached hereto as Exhibit 10.1 and incorporated by reference in its entirety herein.

Amendment and Restatement of the Mentor Corporation 2005 Long-Term Incentive Plan

On September 29, 2008, the Company's shareholders approved the amendment and restatement of the Mentor Corporation 2005 Long-Term Incentive Plan.  The amendment and restatement provides that, among other things, the aggregate number of shares of the Company's common stock available for grant is increased by 2,500,000 shares.

The foregoing summary does not purport to be complete and is qualified in its entirely by reference to the Mentor Corporation Amended and Restated 2005 Long-Term Incentive Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.03                Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

                (a)           The information contained in Item 1.01 of this Current Report on Form 8-K, including Exhibit 10.1, is incorporated in its entirety in this Item 2.03 by this reference.

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Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Exhibit Title or Description
10.1

Third Amendment to Credit Agreement dated as of September 26, 2008, amending that certain Credit Agreement, dated as of May 25, 2005, as amended, supplemented or otherwise modified, by and among the Company, Bank of the West as Administrative Agent, Union Bank of California, N. A. as Syndication Agent, Wells Fargo Bank, National Association as Documentation Agent, and the Lenders from time to time party thereto.

10.2	Mentor Corporation Amended and Restated 2005 Long-Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR CORPORATION

Date: September 30, 2008	/s/ Michael O'Neill
Michael O'Neill Chief Financial Officer

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Exhibit Index

Exhibit No.	Exhibit Title or Description
10.1

Third Amendment to Credit Agreement dated as of September 26, 2008, amending that certain Credit Agreement, dated as of May 25, 2005, as amended, supplemented or otherwise modified , by and among the Company, Bank of the West as Administrative Agent, Union Bank of California, N. A. as Syndication Agent, Wells Fargo Bank, National Association as Documentation Agent, and the Lenders from time to time party thereto.

10.2	Mentor Corporation Amended and Restated 2005 Long-Term Incentive Plan

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